UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number   811-00547

DWS Technology Fund
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2010 Annual Report to Shareholders

DWS Technology Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Portfolio Management Review
14 Portfolio Summary
16 Investment Portfolio
21 Statement of Assets and Liabilities
23 Statement of Operations
24 Statement of Changes in Net Assets
25 Financial Highlights
30 Notes to Financial Statements
38 Report of Independent Registered Public Accounting Firm
39 Tax Information
40 Investment Management Agreement Approval
44 Summary of Management Fee Evaluation by Independent Fee Consultant
48 Board Members and Officers
52 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2010
Average Annual Total Returns as of 10/31/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	24.73%	-4.29%	3.17%	-6.62%
Class B	23.17%	-5.38%	1.98%	-7.63%
Class C	23.55%	-5.15%	2.25%	-7.46%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	17.56%	-6.16%	1.95%	-7.17%
Class B (max 4.00% CDSC)	20.17%	-6.01%	1.80%	-7.63%
Class C (max 1.00% CDSC)	23.55%	-5.15%	2.25%	-7.46%
No Sales Charges					Life of Class S*	Life of Institutional Class**
Class S	24.90%	-4.24%	3.20%	N/A	2.53%	N/A
Institutional Class	25.28%	-3.87%	3.62%	N/A	N/A	6.40%
S&P 500® Index+	16.52%	-6.49%	1.73%	-0.02%	1.67%	5.25%
S&P® North American Technology Sector Index++	20.12%	-2.42%	5.86%	-4.70%	4.54%	9.28%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.

** Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2010 are 1.13%, 2.42%, 2.08%, 1.11% and 0.65% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Technology Fund — Class A [] S&P 500 Index+ [] S&P North American Technology Sector Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The S&P North American Technology Sector Index (formerly the S&P Goldman Sachs Technology Index) is the technology subindex of the S&P North American Sector Indices. The S&P North American Technology Sector Index family is designed as equity benchmarks for US-traded technology-related securities.
Net Asset Value
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/10	$12.81	$10.26	$10.65	$12.84	$13.43
10/31/09	$10.27	$8.33	$8.62	$10.28	$10.72

Lipper Rankings — Science & Technology Funds Category as of 10/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	93	of	165	57
3-Year	109	of	157	69
5-Year	101	of	140	72
10-Year	57	of	94	60
Class B 1-Year	109	of	165	66
3-Year	121	of	157	77
5-Year	112	of	140	80
10-Year	63	of	94	67
Class C 1-Year	106	of	165	64
3-Year	116	of	157	74
5-Year	108	of	140	77
10-Year	62	of	94	66
Class S 1-Year	86	of	165	52
3-Year	107	of	157	68
5-Year	100	of	140	71
Institutional Class 1-Year	80	of	165	49
3-Year	104	of	157	66
5-Year	99	of	140	71

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2010 to October 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,081.00	$1,074.30	$1,075.80	$1,081.70	$1,083.10
Expenses Paid per $1,000*	$5.87	$11.50	$10.57	$5.35	$3.47
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/10	$1,019.56	$1,014.12	$1,015.02	$1,020.06	$1,021.88
Expenses Paid per $1,000*	$5.70	$11.17	$10.26	$5.19	$3.36

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Technology Fund	1.12%	2.20%	2.02%	1.02%	.66%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Technology Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Technology Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Portfolio Management Team

Frederic L. Fayolle, CFA

Lead Portfolio Manager

Clark Chang

Walter Holick

Portfolio Managers

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Technology stocks produced a gain of 20.12% during the annual period ended October 31, 2010 — as gauged by the fund's benchmark, the S&P North American Technology Sector Index — and outperformed the 16.52% return of the Standard & Poor's 500® (S&P 500) Index.1,2 Virtually all of this outperformance occurred in September, during which the prospects for a second round of quantitative easing — the US Federal Reserve Board's (the Fed's) method for boosting economic growth by increasing the money supply — led to outperformance for the higher-risk areas of the market. The sector's performance was also helped by a number of high-profile takeovers late in the period, such as Intel's bid for McAfee, IBM's offer for Netezza and Hewlett-Packard's purchase of 3Par after an extended bidding war with Dell.

The strong performance of technology stocks also reflects their attractive combination of both "offensive" and "defensive" characteristics or, in other words, the ability to generate steady results in any economic environment.

Key defensive aspects of technology stocks include their strong balance sheets, solid cost discipline and the increasingly shareholder-friendly capital use by larger companies (in the form of share buybacks and dividend increases). Further, the tech sector faces a low level of regulatory risk, which cannot be said for companies in the financials, energy, utilities or health care sectors. Additionally, the sluggish economic backdrop hinders top-line growth for many companies, meaning that businesses need to continue cutting costs in order to maintain healthy earnings growth. Technology, which increases productivity and offers companies a high return on investment, is helping businesses sustain profitability amid slower economic growth.

At the same time, the technology sector offers investors offensive characteristics, such as the potential for revenue acceleration if the global economy does in fact begin to improve. Further, technology provides the highest level of international exposure among all US equity sectors, with a meaningful — and increasing — ability to benefit from the strong growth of the emerging markets.

This favorable combination of attributes illustrates how much the technology sector has changed from its boom-and-bust nature of a decade ago. This evolution is reflected in market performance, as tech stocks are well ahead of the broader market for the 1-, 3- and 5-year periods ended October 31, 2010:
Average Annual Returns
	1-Year	3-Year	5-Year
S&P North American Technology Sector Index	20.12%	-2.42%	5.86%
S&P 500 Index	16.52%	-6.49%	1.73%

Past performance is no guarantee of future results.

The Class A shares of the fund returned 24.73% during the 12-month period ended October 31, 2010, outperforming the 20.12% return of the benchmark but lagging the 27.06% average return of the funds in its peer group, Lipper Science & Technology Funds.3 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for more performance information.)

Positive Contributors to Performance

The fund's strong performance during the past 12 months was largely attributable to the effectiveness of our individual stock selection. Of the many stocks that stood out as winners, the largest contributor by far was Isilon Systems, Inc., a vendor of data storage systems suitable for very large files (for example, those generated in the media industry, genomics research, oil exploration, etc.). The stock performed well on the effectiveness of the company's new sales strategy, rising demand for its storage products and takeover speculation.

ArcSight, Inc., a vendor of high-end security software that performs smart, coordinated monitoring of a vast array of IT equipment, networks and software applications, is a company we have followed since its initial public offering in February 2008. The company was acquired at a premium by Hewlett-Packard in October 2010. Another provider of software solutions that aided our performance was VanceInfo Technologies, a fast-growing Chinese computer services vendor that designs custom software for both Western and domestic corporate customers.

ArcSight was not the only fund holding to receive a takeover bid during the past year. We also benefited from the acquisitions of CyberSource Corp. (by Visa), Sybase, Inc. (by SAP), and McAfee Inc. (by Intel Corp.). While we do not invest in stocks with the goal of finding takeover targets, our research-based approach naturally leads us to many companies that are attractive as potential acquisitions.

Another top contributor among individual stocks was the India-based IT-outsourcing company Cognizant Technology Solutions Corp. Cognizant provides more than just back-office support; it also offers its customers a strong on-site presence. This business model has paid off, and the stock has outperformed its outsourcing peers. F5 Networks Inc., which provides load-balancing solutions for communications networks, also performed well for the fund. The company's equipment has been in high demand from corporations that need to accelerate and optimize their data traffic. Finally, we benefited from the strong performance of LogMeIn Inc., which provides its customers with remote access to their office or other personal computers through remote PCs or smartphone devices. Surging demand for mobility has fueled rising sales for LogMeIn's products, driving its stock price from $20.10 to over $39.00 during the course of the year.

Negative Contributors to Performance

On the individual stock level, our performance was hurt by an overweight position in Hewlett-Packard Co.4 The stock lagged the broader market by a wide margin in August due to the forced departure of esteemed CEO Mark Hurd and the board's unexpected choice of former SAP CEO Leo Apotheker as his replacement. We continued to hold the stock in the fund through the downturn on the belief that its business fundamentals remained intact. Our position in Global Payments also weighed on the fund's return. The stock fell sharply early in the period due to problems in its Canadian operations, an event that we failed to foresee. We stayed with the position, but the stock subsequently fell further after the company reported another bad quarter. We elected to exit the position at that point, which proved to be the right move, as the stock continued to weaken through the remainder of the year. Also detracting from our performance was Brocade Communications, which lost ground in the first half of the period when a takeover by Hewlett-Packard did not come to fruition.

The fund's relative performance was hurt by our lack of a position in NetApp, Inc. While we thought the stock was too richly priced, it ultimately grew into its valuation after the company delivered significant upside earnings surprises. Similarly, our non-holding in Xerox cost us some performance versus the benchmark.

As was the case in the annual period ended October 2009, one of the key detractors from the fund's performance was its holdings in venture capital (VC) funds. These investments, which were established in 2003-2004 by the fund's management team at that time, have a limited market. All of the VC portfolios held in the fund have been unsuccessful, with no investments taken public, so their value is gradually declining over time.

Outlook and Positioning

We believe the tech sector continues to present a mix of defensive and offensive characteristics, making it attractive at a time of an uncertain economic outlook. The tech sector also provides investors with the opportunity to take part in a number of compelling longer-term themes. For instance, we favor companies participating in disruptive technological trends with significant potential impact on the overall economy, such as cloud computing, mobile data, business analytics and online advertising.5

Many companies related to these themes are likely to become potential targets for further merger and acquisition (M&A) activity. We believe M&A will be driven by a number of important industry trends, including technology integration that satisfies the need to simplify complex technology deployments, as well as technology convergence (e.g., the migration of voice/data/video on one common corporate network and the convergence of data storage with data networking). Additionally, we believe large-cap tech companies are cash rich and are unlikely to suffer earnings dilution from expensive acquisitions.

Overall, we continue to focus our research efforts on finding compelling values among stocks with rising market share, robust product and/or service offerings, strong competitive positions and healthy balance sheets. Generally speaking, we focus on companies with differentiated technology assets and high strategic value. As always, our approach is based on our view that individual stock selection is the key to outperformance in the technology sector.

1 The S&P North American Technology Sector Index (formerly the S&P Goldman Sachs Technology Index) is the technology subindex of the S&P North American Sector Indices. The S&P North American Technology Sector Index family is designed as equity benchmarks for US-traded technology-related securities.

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

3 The Lipper Science & Technology Funds category comprises funds that invest at least 65% of their equity portfolios in science and technology stocks. It is not possible to invest in a Lipper category.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

5 "Cloud computing" is a general term for anything that involves delivering hosted services over the Internet.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/10	10/31/09

Common Stocks	98%	95%
Cash Equivalents	1%	4%
Other Investments	1%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	10/31/10	10/31/09

Information Technology: Computers & Peripherals	24%	26%
Software	18%	18%
Communications Equipment	18%	18%
Semiconductors & Semiconductor Equipment	14%	15%
Internet Software & Services	14%	14%
IT Services	8%	7%
Electronic Equipment, Instruments & Components	1%	1%
Consumer Discretionary: Internet & Catalog Retail	3%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.
Ten Largest Equity Holdings at October 31, 2010 (53.9% of Net Assets)
1. Apple, Inc. Manufacturer of personal computers and communication solutions	12.0%
2. Google, Inc. Provides a Web-based search engine for the Internet	7.9%
3. Cisco Systems, Inc. Developer of computer network products	5.7%
4. Microsoft Corp. Developer of computer software	5.5%
5. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	5.2%
6. QUALCOMM, Inc. Developer and manufacturer of communication systems	4.7%
7. Intel Corp. Designer, manufacturer, and seller of computer components and related products	4.2%
8. Oracle Corp. Provider of database management software	3.3%
9. Isilon Systems, Inc. Manufactures database software	2.9%
10. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2010
	Shares	Value ($)

Common Stocks 98.0%
Consumer Discretionary 3.1%
Hotels Restaurants & Leisure 0.3%
Ctrip.com International Ltd. (ADR)*	41,900	2,181,733
Internet & Catalog Retail 2.6%
Amazon.com, Inc.* (a)	67,900	11,213,006
Priceline.com, Inc.* (a)	17,000	6,405,770
		17,618,776
Media 0.2%
ReachLocal, Inc.* (a)	99,700	1,703,873
Information Technology 94.9%
Communications Equipment 17.8%
Acme Packet, Inc.* (a)	72,924	2,884,144
Aviat Networks, Inc.*	20,171	91,778
Cisco Systems, Inc.* (a)	1,712,689	39,100,690
Comverse Technology, Inc.*	1,170,984	9,367,872
F5 Networks, Inc.* (a)	80,100	9,427,770
Juniper Networks, Inc.* (a)	271,700	8,800,363
Motorola, Inc.*	527,900	4,302,385
Polycom, Inc.* (a)	211,500	7,144,470
QUALCOMM, Inc.	724,554	32,699,122
Research In Motion Ltd.* (a)	96,600	5,501,370
Sonus Networks, Inc.*	997,100	3,100,981
		122,420,945
Computers & Peripherals 23.5%
Apple, Inc.*	273,500	82,287,945
EMC Corp.* (a)	515,700	10,834,857
Gemalto NV	72,200	3,287,966
Hewlett-Packard Co.	846,200	35,591,172
Isilon Systems, Inc.* (a)	713,112	20,302,299
QLogic Corp.* (a)	34,500	606,165
SanDisk Corp.* (a)	153,900	5,783,562
Xyratex Ltd.* (a)	196,662	3,044,328
		161,738,294
Electronic Equipment, Instruments & Components 0.9%
Corning, Inc. (a)	359,400	6,569,832
Internet Software & Services 13.8%
Akamai Technologies, Inc.*	59,400	3,069,198
Digital River, Inc.* (a)	153,500	5,719,410
eBay, Inc.* (a)	98,910	2,948,507
Equinix, Inc.* (a)	26,100	2,198,664
Google, Inc. "A"* (a)	88,200	54,065,718
LogMeIn, Inc.* (a)	214,903	8,538,096
Open Text Corp.* (a)	59,900	2,649,377
QuinStreet, Inc.* (a)	258,086	4,008,076
Tencent Holdings Ltd.	164,600	3,773,510
VistaPrint NV* (a)	26,700	1,123,269
Yahoo!, Inc.* (a)	405,000	6,686,550
		94,780,375
IT Services 7.8%
Accenture PLC "A"	87,100	3,894,241
Amdocs Ltd.*	59,900	1,837,732
Cognizant Technology Solutions Corp. "A"*	234,500	15,287,055
Fiserv, Inc.* (a)	93,000	5,070,360
International Business Machines Corp.	119,700	17,188,920
MasterCard, Inc. "A" (a)	9,400	2,256,564
Teradata Corp.*	122,900	4,837,344
Visa, Inc. "A" (a)	43,000	3,361,310
		53,733,526
Semiconductors & Semiconductor Equipment 13.9%
Aixtron AG (a)	109,800	3,583,621
Altera Corp. (a)	104,700	3,267,687
Applied Materials, Inc. (a)	202,500	2,502,900
ASML Holding NV (NY Registered Shares)	122,000	4,049,180
Avago Technologies Ltd.* (a)	146,872	3,624,801
Broadcom Corp. "A" (a)	192,500	7,842,450
Cavium Networks, Inc.* (a)	65,300	2,081,111
Integrated Device Technology, Inc.* (a)	670,000	3,946,300
Intel Corp.	1,434,000	28,780,380
KLA-Tencor Corp. (a)	109,900	3,925,628
Marvell Technology Group Ltd.*	59,900	1,156,669
MaxLinear, Inc. "A"* (a)	221,400	2,311,416
Microchip Technology, Inc. (a)	71,400	2,297,652
Microsemi Corp.* (a)	124,200	2,484,000
MKS Instruments, Inc.* (a)	59,900	1,236,935
Netlogic Microsystems, Inc.* (a)	109,900	3,303,594
Novellus Systems, Inc.* (a)	149,600	4,369,816
NXP Semiconductors NV* (a)	93,650	1,235,243
Texas Instruments, Inc. (a)	458,100	13,546,017
		95,545,400
Software 17.2%
Activision Blizzard, Inc. (a)	335,800	3,851,626
Adobe Systems, Inc.*	196,515	5,531,897
ANSYS, Inc.* (a)	43,200	1,954,800
Ariba, Inc.* (a)	496,700	9,328,026
BMC Software, Inc.*	172,600	7,846,396
Check Point Software Technologies Ltd.* (a)	94,600	4,044,150
Citrix Systems, Inc.*	40,400	2,588,428
Informatica Corp.* (a)	186,200	7,576,478
Microsoft Corp.	1,422,800	37,903,392
Oracle Corp.	777,100	22,846,740
QLIK Technologies, Inc.* (a)	29,793	743,931
RealD, Inc.* (a)	56,400	1,179,888
Rovi Corp.* (a)	29,210	1,479,487
Salesforce.com, Inc.* (a)	13,600	1,578,552
Symantec Corp.*	156,000	2,524,080
Taleo Corp. "A"* (a)	101,484	2,911,576
VanceInfo Technologies, Inc. (ADR)* (a)	114,800	4,175,275
		118,064,722
Total Common Stocks (Cost $390,775,040)		674,357,476

Other Investments 0.9%
Adams Capital Management III LP (1.2% limited partnership interest)* (b)	—	2,633,981
Adams Capital Management LP (3.6% limited partnership interest)* (b)	—	272,593
Alloy Ventures 2000 LP (3.0% limited partnership interest)* (b)	—	1,965,778
Asset Management Association 1996 LP (2.5% limited partnership interest)* (b)	—	16,393
Asset Management Association 1998 LP (3.5% limited partnership interest)* (b)	—	422,665
GeoCapital III LP (5.0% limited partnership interest)* (b)	—	7,179
GeoCapital IV LP (2.9% limited partnership interest) (b)	—	518,107
Med Venture Associates II LP (6.1% limited partnership interest)* (b)	—	10,033
Med Venture Associates III LP (2.7% limited partnership interest)* (b)	—	228,619
Total Other Investments (Cost $19,075,614)		6,075,348

Securities Lending Collateral 37.3%
Daily Assets Fund Institutional, 0.26% (c) (d) (Cost $256,419,110)	256,419,110	256,419,110

Cash Equivalents 1.3%
Central Cash Management Fund, 0.20% (c) (Cost $9,108,955)	9,108,955	9,108,955

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $675,378,719)+	137.5	945,960,889
Other Assets and Liabilities, Net	(37.5)	(258,150,287)
Net Assets	100.0	687,810,602

* Non-income producing security

+ The cost for federal income tax purposes was $678,766,942. At October 31, 2010, net unrealized appreciation for all securities based on tax cost was $267,193,947. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $289,569,152 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,375,205.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2010 amounted to $251,020,937, which is 36.5% of net assets.

(b) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP**	October 1997 to April 2008	4,491,717	2,633,981	0.38
Adams Capital Management LP**	August 2000 to November 2000	1,863,749	272,593	0.04
Alloy Ventures 2000 LP**	April 2000 to August 2007	4,719,304	1,965,778	0.29
Asset Management Association 1996 LP**	June 1996 to July 2000	1,059,321	16,393	0.00
Asset Management Association 1998 LP**	December 1998 to November 2001	2,816,280	422,665	0.06
GeoCapital III LP**	December 1993 to December 1996	341,737	7,179	0.00
GeoCapital IV LP**	April 1996 to March 2000	1,660,603	518,107	0.08
Med Venture Associates II LP**	May 1996 to January 2002	939,974	10,033	0.00
Med Venture Associates III LP**	September 1998 to May 2006	1,182,929	228,619	0.03
Total Restricted Securities		19,075,614	6,075,348	0.88

** These securities represent venture capital funds.

(c) Affiliated fund managed by Deutsche Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (e) Consumer Discretionary	$21,504,382	$—	$—	$21,504,382
Information Technology	642,207,997	10,645,097	—	652,853,094
Other Investments	—	—	6,075,348	6,075,348
Short-Term Investments (e)	265,528,065	—	—	265,528,065
Total	$929,240,444	$10,645,097	$6,075,348	$945,960,889

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended October 31, 2010.

(e) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
Other Investments
Balance as of October 31, 2009	$6,755,611
Realized gain (loss)	(2,331,586)
Change in unrealized appreciation (depreciation)	1,777,871
Amortization premium/discount	—
Net purchases (sales)	(126,548)
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of October 31, 2010	$6,075,348
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2010	$1,777,871

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2010
Assets
Investments: Investments in securities, at value (cost $409,850,654) — including $251,020,937 of securities loaned	$680,432,824
Investment in Daily Assets Fund Institutional (cost $256,419,110)*	256,419,110
Investment in Central Cash Management Fund (cost $9,108,955)	9,108,955
Total investments, at value (cost $675,378,719)	945,960,889
Foreign currency, at value (cost $1,285)	1,309
Receivable for Fund shares sold	1,368,240
Dividends receivable	139,013
Interest receivable	72,986
Other assets	33,225
Total assets	947,575,662
Liabilities
Payable for investments purchased	700,098
Payable for Fund shares redeemed	1,408,445
Payable upon return of securities loaned	256,419,110
Accrued management fee	250,478
Other accrued expenses and payables	986,929
Total liabilities	259,765,060
Net assets, at value	$687,810,602
Net Assets Consist of
Undistributed net investment income	420,996
Net unrealized appreciation (depreciation) on: Investments	270,582,170
Foreign currency	24
Accumulated net realized gain (loss)	(555,904,661)
Paid-in capital	972,712,073
Net assets, at value	$687,810,602

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of October 31, 2010 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($553,834,165 ÷ 43,235,760 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.81
Maximum offering price per share (100 ÷ 94.25 of $12.81)	$13.59
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,032,927 ÷ 587,740 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.26
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($21,003,328 ÷ 1,971,557 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.65
Class S Net Asset Value, offering and redemption price(a) per share ($86,709,581 ÷ 6,755,221 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.84
Institutional Class Net Asset Value, offering and redemption price(a) per share ($20,230,601 ÷ 1,506,286 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.43

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2010
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,817)	$4,021,976
Interest	148
Income distributions — Central Cash Management Fund	16,108
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	231,295
Total income	4,269,527
Expenses: Management fee	2,979,251
Administration fee	645,389
Services to shareholders	1,876,609
Distribution and service fees	1,515,790
Custodian fee	30,855
Professional fees	89,477
Trustees' fees and expenses	23,014
Reports to shareholders	140,602
Registration fees	67,502
Other	63,456
Total expenses	7,431,945
Net investment income (loss)	(3,162,418)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	25,640,826
Foreign currency	54,098
25,694,924
Change in net unrealized appreciation (depreciation) on: Investments	115,982,599
Foreign currency	12,079
115,994,678
Net gain (loss)	141,689,602
Net increase (decrease) in net assets resulting from operations	$138,527,184

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2010	2009
Operations: Net investment income (loss)	$(3,162,418)	$(735,809)
Net realized gain (loss)	25,694,924	(126,753,888)
Change in net unrealized appreciation (depreciation)	115,994,678	257,303,466
Net increase (decrease) in net assets resulting from operations	138,527,184	129,813,769
Fund share transactions: Proceeds from shares sold	48,077,863	49,494,655
Cost of shares redeemed	(122,923,350)	(95,978,989)
Redemption fees	2,384	6,631
Net increase (decrease) in net assets from Fund share transactions	(74,843,103)	(46,477,703)
Increase from regulatory settlements (see Note G)	3,735,434	—
Increase (decrease) in net assets	67,419,515	83,336,066
Net assets at beginning of period	620,391,087	537,055,021
Net assets at end of period (including undistributed net investment income and accumulated net investment loss of $420,996 and $56,400, respectively)	$687,810,602	$620,391,087

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A Years Ended October 31,	2010		2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$10.27		$8.12	$14.61		$11.42		$10.97
Income (loss) from investment operations: Net investment income (loss)a	(.05)		(.01)	(.04)		(.05)		(.05	)d
Net realized and unrealized gain (loss)	2.52		2.16	(6.45)		3.24		.50
Total from investment operations	2.47		2.15	(6.49)		3.19		.45
Increase from regulatory settlements	.07	e	—	—		—		—
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$12.81		$10.27	$8.12		$14.61		$11.42
Total Return (%)b	24.73	e	26.48	(44.42	)c	27.93	c	4.10	c,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	554		497	436		893		854
Ratio of expenses before expense reductions (%)	1.13		1.13	1.22		1.11		1.15
Ratio of expenses after expense reductions (%)	1.13		1.13	1.21		1.07		1.07
Ratio of net investment income (loss) (%)	(.47)		(.09)	(.38)		(.36)		(.40	)d
Portfolio turnover rate (%)	18		61	76		79		58
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
e Includes a non-recurring payment from the Advisor, which amounted to $0.062 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.004 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.64% lower.
* Amount is less than $.005.

Class B Years Ended October 31,	2010		2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$8.33		$6.67	$12.11		$9.57		$9.31
Income (loss) from investment operations: Net investment income (loss)a	(.14)		(.09)	(.10)		(.14)		(.14	)d
Net realized and unrealized gain (loss)	2.02		1.75	(5.34)		2.68		.40
Total from investment operations	1.88		1.66	(5.44)		2.54		.26
Increase from regulatory settlements	.05	e	—	—		—		—
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$10.26		$8.33	$6.67		$12.11		$9.57
Total Return (%)b	23.17	e	24.89	(44.92	)c	26.54	c	2.79	c,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		10	14		44		69
Ratio of expenses before expense reductions (%)	2.32		2.42	2.08		2.25		2.37
Ratio of expenses after expense reductions (%)	2.32		2.42	2.06		2.21		2.21
Ratio of net investment income (loss) (%)	(1.66)		(1.36)	(1.23)		(1.50)		(1.54	)d
Portfolio turnover rate (%)	18		61	76		79		58
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
e Includes a non-recurring payment from the Advisor, which amounted to $0.044 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.003 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.64% lower.
* Amount is less than $.005.

Class C Years Ended October 31,	2010		2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$8.62		$6.87	$12.48		$9.85		$9.55
Income (loss) from investment operations: Net investment income (loss)a	(.12)		(.07)	(.11)		(.13)		(.12	)d
Net realized and unrealized gain (loss)	2.10		1.82	(5.50)		2.76		.42
Total from investment operations	1.98		1.75	(5.61)		2.63		.30
Increase from regulatory settlements	.05	e	—	—		—		—
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$10.65		$8.62	$6.87		$12.48		$9.85
Total Return (%)b	23.55	e	25.47	(44.87	)c	26.70	c	3.14	c,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21		20	19		42		42
Ratio of expenses before expense reductions (%)	2.04		2.08	2.07		2.08		1.98
Ratio of expenses after expense reductions (%)	2.04		2.08	2.07		2.04		1.91
Ratio of net investment income (loss) (%)	(1.38)		(1.04)	(1.24)		(1.33)		(1.24	)d
Portfolio turnover rate (%)	18		61	76		79		58
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
e Includes a non-recurring payment from the Advisor, which amounted to $0.051 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.003 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.64% lower.
* Amount is less than $.005.

Class S Years Ended October 31,	2010		2009	2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$10.28		$8.13	$14.62		$11.42		$10.98
Income (loss) from investment operations: Net investment income (loss)a	(.05)		(.01)	(.04)		(.04)		(.05	)c
Net realized and unrealized gain (loss)	2.54		2.16	(6.45)		3.24		.49
Total from investment operations	2.49		2.15	(6.49)		3.20		.44
Increase from regulatory settlements	.07	d	—	—		—		—
Redemption fees	.00	*	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$12.84		$10.28	$8.13		$14.62		$11.42
Total Return (%)	24.90	d	26.45	(44.39	)b	28.02	b	4.01	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87		74	62		124		125
Ratio of expenses before expense reductions (%)	1.06		1.11	1.19		1.12		1.25
Ratio of expenses after expense reductions (%)	1.06		1.11	1.18		1.05		1.06
Ratio of net investment income (loss) (%)	(.39)		(.08)	(.35)		(.34)		(.39	)c
Portfolio turnover rate (%)	18		61	76		79		58
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
d Includes a non-recurring payment from the Advisor, which amounted to $0.062 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.004 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.64% lower.
* Amount is less than $.005.

Institutional Class Years Ended October 31,	2010		2009		2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$10.72		$8.43		$15.12		$11.76		$11.25
Income (loss) from investment operations: Net investment income (loss)a	(.01)		.03		.00	*	.01		.00	c*
Net realized and unrealized gain (loss)	2.65		2.26		(6.69)		3.35		.51
Total from investment operations	2.64		2.29		(6.69)		3.36		.51
Increase from regulatory settlements	.07	d	—		—		—		—
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$13.43		$10.72		$8.43		$15.12		$11.76
Total Return (%)	25.28	d	27.16		(44.18	)b	28.57	b	4.53	b,c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20		18		7		9		3
Ratio of expenses before expense reductions (%)	.67		.65		.81		.72		.78
Ratio of expenses after expense reductions (%)	.67		.65		.79		.63		.63
Ratio of net investment income (loss) (%)	(.01)		.33		.04		.08		.04	c
Portfolio turnover rate (%)	18		61		76		79		58
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
d Includes a non-recurring payment from the Advisor, which amounted to $0.068 per share, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note G). The Fund also received $0.004 per share of non-affiliated regulatory settlements. Excluding these non-recurring payments, total return would have been 0.64% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Technology Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

The other investments represent investments in venture capital funds and are categorized as Level 3. The value of venture capital funds has been estimated primarily based upon the pro-rata ownership of the fair value of the venture capital funds as reported by the Management of the venture capital funds. Investments in venture capital funds can never be redeemed with the venture capital funds. Instead, the nature of the investments in this category is that distributions are received through the liquidation of the underlying assets of the venture capital funds.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2010, the Fund had a net tax basis capital loss carryforward of approximately $551,612,000, including $16,777,000 inherited from its merger with affiliated funds in fiscal year 2005, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2011 ($340,444,000), October 31, 2012 ($8,388,000), October 31, 2016 ($70,647,000) and October 31, 2017 ($132,133,000), the respective expiration dates, whichever occurs first. During the year ended October 31, 2010, the Fund utilized approximately $24,537,000 of capital loss carryforward and lost, through expiration, $722,454,000 of prior year capital loss carryforward.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, certain securities sold at a loss and regulatory settlements. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:
Undistributed ordinary income	$425,557
Capital loss carryforwards	$(551,612,000)
Net unrealized appreciation (depreciation) on investments	$267,193,947

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2010, purchases and sales of investment securities (excluding short-term instruments) aggregated $111,240,349 and $167,384,834, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at 1/12 of the following annual rates:
First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended October 31, 2010, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.46% of the Fund's average daily net assets.

For the period from November 1, 2009 through September 30, 2010, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 2.52%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2010, the Administration Fee was $645,389, of which $56,338 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2010, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2010
Class A	$1,073,507	$274,989
Class B	50,561	11,774
Class C	73,011	17,433
Class S	292,531	73,052
Institutional Class	1,957	313
	$1,491,567	$377,561

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2010, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2010
Class B	$59,977	$3,679
Class C	155,472	12,957
	$215,449	$16,636

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2010, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2010	Annual Effective Rate
Class A	$1,228,664	$323,225	.24%
Class B	19,887	2,708	.25%
Class C	51,790	11,343	.25%
	$1,300,341	$337,276

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2010 aggregated $21,862.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2010, the CDSC for Class B and C shares aggregated $18,785 and $385, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2010, DIDI received $4,623 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,797, of which $8,461 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and other affiliated money market funds managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in Technology Securities

The Fund concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, regulatory or technological changes, market saturation and rapid product obsolescence, will have a significant impact on the Fund's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2010		Year Ended October 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,844,961	$33,018,434	3,689,182	$30,606,113
Class B	37,297	332,875	191,526	1,269,457
Class C	191,853	1,807,947	330,795	2,332,759
Class S	838,758	9,554,161	814,060	7,083,642
Institutional Class	282,800	3,364,446	906,758	8,202,684
		$48,077,863		$49,494,655
Shares redeemed
Class A	(8,047,209)	$(90,867,067)	(8,934,102)	$(73,851,289)
Class B	(693,307)	(6,291,523)	(1,028,588)	(6,947,358)
Class C	(595,306)	(5,671,697)	(668,067)	(4,757,453)
Class S	(1,299,146)	(14,717,038)	(1,266,982)	(10,393,047)
Institutional Class	(451,582)	(5,376,025)	(3,327)	(29,842)
		$(122,923,350)		$(95,978,989)
Redemption fees		$2,384		$6,631
Net increase (decrease)
Class A	(5,202,248)	$(57,846,974)	(5,244,920)	$(43,242,693)
Class B	(656,010)	(5,958,648)	(837,062)	(5,677,762)
Class C	(403,453)	(3,863,734)	(337,272)	(2,424,451)
Class S	(460,388)	(5,162,168)	(452,922)	(3,305,639)
Institutional Class	(168,782)	(2,011,579)	903,431	8,172,842
		$(74,843,103)		$(46,477,703)

G. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and unclaimed proceeds were then paid to the Fund in the amount of $3,527,959. In addition, the Fund received $207,475 of non-affiliated regulatory settlements. These payments are included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Technology Fund:

We have audited the accompanying statement of assets and liabilities of DWS Technology Fund (the "Fund"), including the investment portfolio, as of October 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Technology Fund at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 21, 2010

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $4,428,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of October 31, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company3 (medical technology company); Lead Director, Belo Corporation3 (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007); Independent Director of Barclays Bank Delaware (since September 2010). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)
		123
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.2 (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care2 (January 2007-June 2007)
		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126

Interested Board Member and Officer4
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served1,5	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Ingo Gefeke7 (1967) Board Member since 2010 Executive Vice President since 2010
Managing Director3, Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)
56

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark6 (1965) President, 2006-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, April 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin9 (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso10 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby9 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KTCAX	KTCBX	KTCCX	KTCSX	KTCIX
CUSIP Number	23338A 102	23338A 201	23338A 300	23338A 409	23338A 508
Fund Number	001	201	301	2313	511

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS TECHNOLOGY FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES
The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund
Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$65,270	$0	$11,305	$0
2009	$59,779	$0	$8,152	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers
The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$0	$295,930	$0
2009	$0	$440,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services
The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$11,305	$295,930	$645,807	$953,042
2009	$8,152	$440,000	$711,000	$1,159,152

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2009 and 2010 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified three matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”).  DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.   E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex.  E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Second, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y.  Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex.  E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund.  E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex.  E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X.  E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund.  E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Technology Fund

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	December 28, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2010